Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Phone: 770-419-3355	/ Lynn Lewis
CryoLife D. Ashley Lee Executive Vice President, Chief Financial Officer and Chief Operating Officer Phone: 770-419-3355	Gilmartin Group LLC Brian Johnston / Lynn Lewis Phone: 631-807-1986 investors@cryolife.com

CryoLife Reports Third Quarter 2021 Financial Results

Third Quarter and Recent Business Highlights:

•

Achieved total revenues of $72.2 million in the third quarter 2021 versus $65.1 million in the third quarter of 2020, an increase of 11% on a GAAP basis and 9% on a non-GAAP proforma constant currency basis

•	Net income was $10.6 million, or $0.26 per share, in the third quarter of 2021
•	Non-GAAP net loss was ($1.2) million, or ($0.03) per share, in the third quarter of 2021

ATLANTA, GA – (November 4, 2021) – CryoLife, Inc. (NYSE: CRY), a leading cardiac and vascular surgery company focused on aortic disease, announced today its financial results for the third quarter ended September 30, 2021.

“Despite meaningful headwinds from the Delta variant in the third quarter, we still generated revenue growth on both a GAAP and pro forma constant currency basis compared to the prior year and compared to 2019, driven by our recent product launches and strength in our U.S. On-X aortic valve business. We’ve also made progress in driving growth across APAC and LATAM as we continue to expand our commercial footprint and seek new regulatory approvals,” said Pat Mackin, Chairman, President, and Chief Executive Officer.

“Additionally, we have submitted PMAs to FDA for PerClot and PROACT Mitral and anticipate receiving approvals for both in 2022. We’ve also made significant progress with enrollment in our PROACT Xa clinical trial and continue to advance several other programs which are expected to deliver incremental growth beginning in 2024.”

“Given our solid financial foundation, performance of our new products, market expansion opportunities and a strong pipeline, CryoLife is very well positioned now and for the future.”

Third Quarter 2021 Financial Results

Total revenues for the third quarter of 2021 were $72.2 million, reflecting an increase of 11% on a GAAP basis and 9% on a non-GAAP proforma constant currency basis, both compared to the third quarter of 2020.

Net income for the third quarter of 2021 was $10.6 million, or $0.26 per fully diluted common share, compared to net loss of ($2.9) million, or ($0.08) per fully diluted common share for the third quarter of 2020. Non-GAAP net loss for the third quarter of 2021 was ($1.2) million, or ($0.03) per fully diluted common share, compared to non-GAAP net income of $4.9 million, or $0.13 per fully diluted common share for the third quarter of 2020.

The financial results reported in this earnings release are preliminary pending the Company’s filing of its quarterly report on Form 10-Q, which it expects to file on November 5, 2021.

2021 Financial Outlook

The Company is maintaining its second half of 2021 proforma constant currency growth outlook of between 7 and 10% compared to the second half of 2019, but due to the strengthening dollar, revenues for the full year are expected to be between $296.0 and $299.0 million dollars and fourth quarter revenues are expected to be between $76.5 and $79.5 million dollars, reflecting pro forma constant currency growth of between 9.5% and 13.7% over the fourth quarter of 2019. This forecast is based on our estimates of the current and an anticipated diminishing impact of COVID-19 on our business.

The Company's financial performance for the remainder of 2021 and future periods is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income, non-GAAP EBITDA, and non-GAAP adjusted operating income. Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies. The Company's non-GAAP revenues are adjusted for revenues of acquired and divested product lines and the impact of changes in currency exchange. The Company’s non-GAAP net income, non-GAAP EBITDA, and non-GAAP adjusted operating income results exclude (as applicable) business development, integration, and severance expense; gain from sale of non-financial assets; depreciation and amortization expense; interest income and expense; non-cash interest expense; loss (gain) on foreign currency revaluation; stock-based compensation expense; corporate rebranding expense; and income tax expense (benefit). The Company generally uses non-GAAP financial measures to facilitate management's review of the operational performance of the company and as a basis for strategic planning. Company management believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense. The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as acquisitions, or non-cash expense related to amortization of previously acquired tangible and intangible assets. The Company has adjusted for the impact of acquired and divested product lines and changes in currency exchange from certain revenues to evaluate comparable product growth rates on a constant currency basis. The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur. Company management encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, November 4, 2021 at 4:30 p.m. ET to discuss the results followed by a question and answer session. To participate in the conference call dial 862-298-0702. An audio replay will be available through November 11, 2021 and can be accessed by dialing (toll free) 877-660-6853 or 201-612-7415. The Conference ID for the replay is 13724263.

The live webcast and replay can be accessed by going to the Investor Relations section of the CryoLife website at www.cryolife.com and selecting the heading Webcasts & Presentations.

About CryoLife, Inc.

Headquartered in suburban Atlanta, Georgia, CryoLife is a leader in the manufacturing, processing, and distribution of medical devices and implantable tissues used in cardiac and vascular surgical procedures focused on aortic repair. CryoLife markets and sells products in more than 100 countries worldwide. For additional information about CryoLife, visit our website, www.cryolife.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release and reflect the view of management as of the date of this press release. Forward-looking statements include statements related to future regulatory approvals, the progress and future results of clinical trials, future product launches, commercial footprint expansion, market performance of our current and future products, revenue and earnings growth related to current and newly introduced products, our forecasted revenue and earnings, and the effects of the COVID-19 pandemic on our business. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction and Endospan distribution agreement may not be achieved, that the benefits anticipated from our clinical trials may not be achieved or achieved on our anticipated timelines, that our product candidates may not receive regulatory approval or receive regulatory approval on our anticipated timelines, that our products that obtain regulatory approval may not be accepted by the market, and the continued effects of COVID-19, including decelerating vaccination or vaccine adoption rates, or government mandates implemented to address the effects of the pandemic, could adversely impact our results. These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for year ended December 31, 2020. CryoLife does not assume any obligation, and expressly disclaims any duty to update any of its forward-looking statements, whether as a result of new information, future events, or otherwise.

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Income/(Loss)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenues:
Products	$53,107	$45,109	$162,528	$128,797
Preservation services	19,100	20,022	56,914	56,534
Total revenues	72,207	65,131	219,442	185,331

Cost of products and preservation services:
Products	15,503	12,998	46,592	36,078
Preservation services	8,915	9,001	26,710	26,060
Total cost of products and preservation services	24,418	21,999	73,302	62,138

Gross margin	47,789	43,132	146,140	123,193

Operating expenses:
General, administrative, and marketing	39,053	33,743	118,521	105,033
Research and development	9,972	5,755	26,086	17,633
Total operating expenses	49,025	39,498	144,607	122,666
Gain from sale of non-financial assets	(15,923)	--	(15,923)	--
Operating income	14,687	3,634	17,456	527

Interest expense	4,100	4,940	12,995	11,980
Interest income	(18)	(13)	(60)	(181)
Other expense, net	2,661	2,888	3,261	5,810

Income (loss) before income taxes	7,944	(4,181)	1,260	(17,082)
Income tax benefit	(2,638)	(1,311)	(4,006)	(3,858)

Net income (loss)	$10,582	$(2,870)	$5,266	$(13,224)

Income (loss) per share:
Basic	$0.27	(0.08)	$0.13	(0.35)
Diluted	$0.26	$(0.08)	$0.13	$(0.35)

Weighted-average common shares outstanding:
Basic	39,086	37,912	38,924	37,608
Diluted	44,453	37,912	39,496	37,608

Net income (loss)	$10,582	$(2,870)	$5,266	$(13,224)
Other comprehensive income (loss):
Foreign currency translation adjustments	(5,010)	8,698	(12,327)	8,669
Comprehensive income (loss)	$5,572	$5,828	$(7,061)	$(4,555)

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	September 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$64,587	$61,412
Restricted securities	538	546
Trade receivables, net	49,682	45,964
Other receivables	5,494	2,788
Inventories, net	78,319	73,038
Deferred preservation costs	42,619	36,546
Prepaid expenses and other	16,104	14,295
Total current assets	257,343	234,589

Goodwill	252,441	260,061
Acquired technology, net	171,788	186,091
Operating lease right-of-use assets, net	46,913	18,571
Other intangibles, net	36,001	40,966
Property and equipment, net	36,973	33,077
Deferred income taxes	3,974	1,446
Other assets	13,221	14,603
Total assets	$818,654	$789,404

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of contingent consideration	$17,600	$16,430
Accounts payable	9,528	9,623
Accrued compensation	11,990	10,192
Accrued expenses	9,091	7,472
Accrued procurement fees	3,296	3,619
Taxes payable	3,129	2,808
Current maturities of operating leases	3,053	5,763
Current portion of long-term debt	1,640	1,195
Other liabilities	1,803	3,366
Total current liabilities	61,130	60,468

Long-term debt	307,765	290,468
Non-current maturities of operating leases	45,765	14,034
Contingent consideration	47,300	43,500
Deferred income taxes	27,339	34,713
Deferred compensation liability	5,571	5,518
Other liabilities	12,243	11,990
Total liabilities	$507,113	$460,691

Commitments and contingencies

Shareholders' equity:
Preferred stock	--	--
Common stock (issued shares of 40,816 in 2021 and 40,394 in 2020)	408	404
Additional paid-in capital	309,290	316,192
Retained earnings	22,075	20,022
Accumulated other comprehensive (loss) income	(5,584)	6,743
Treasury stock, at cost, 1,487 shares as of September 30, 2021 and December 31, 2020, respectively	(14,648)	(14,648)
Total shareholders' equity	311,541	328,713

Total liabilities and shareholders' equity	$818,654	$789,404

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30,
	2021	2020
Net cash flows from operating activities:
Net income (loss)	$5,266	$(13,224)

Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	18,008	14,818
Non-cash compensation	7,471	7,432
Non-cash lease expense	5,566	5,324
Change in fair value of contingent consideration	4,970	--
Non-cash interest expense	2,025	2,261
Change in fair value of long-term loan	--	4,949
Deferred income taxes	(8,128)	(4,916)
Gain from sale of non-financial assets	(15,923)	--
Other	4,665	1,631
Changes in operating assets and liabilities:
Accounts payable, accrued expenses, and other liabilities	65	3,230
Prepaid expenses and other assets	(2,268)	(2,560)
Receivables	(8,032)	7,718
Inventories and deferred preservation costs	(16,986)	(19,744)
Net cash flows (used in) provided by operating activities	(3,301)	6,919

Net cash flows from investing activities:
Proceeds from sale of non-financial assets, net	19,000	--
Acquisition of Ascyrus, net of cash acquisition	--	(59,643)
Payments for Endospan agreements	--	(5,000)
Capital expenditures	(10,524)	(5,171)
Other	(4)	(968)
Net cash flows provided by (used in) investing activities	8,472	(70,782)

Net cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	3,531	2,079
Proceeds from issuance of convertible debt	--	100,000
Proceeds from revolving line of credit	--	30,000
Proceeds from financing insurance premiums	--	2,816
Repayment of revolving line of credit	--	(30,000)
Redemption and repurchase of stock to cover tax withholdings	(1,898)	(1,768)
Payment of debt issuance costs	(2,219)	(3,647)
Repayment of debt	(2,397)	(3,727)
Other	(439)	(463)
Net cash flows (used in) provided by financing activities	(3,422)	95,290

Effect of exchange rate changes on cash, cash equivalents, and restricted securities	1,418	(1,086)
Increase in cash, cash equivalents, and restricted securities	3,167	30,341

Cash, cash equivalents, and restricted securities beginning of period	61,958	34,294
Cash, cash equivalents, and restricted securities end of period	$65,125	$64,635

CryoLife, Inc. and Subsidiaries

Financial Highlights

(In thousands)

	(Unaudited)		(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Products:
Aortic stents and stent grafts	$20,896	$15,290	$62,165	$43,932
Surgical sealants	16,544	15,811	52,236	44,985
On-X	14,022	12,067	41,843	34,385
Other	1,645	1,941	6,284	5,495
Total products	53,107	45,109	162,528	128,797

Preservation services	19,100	20,022	56,914	56,534
Total revenues	$72,207	$65,131	$219,442	$185,331

Revenues:
U.S.	$36,205	$36,332	$111,529	$103,171
International	36,002	28,799	107,913	82,160
Total revenues	$72,207	$65,131	$219,442	$185,331

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Revenues and Adjusted EBITDA

(In thousands, except per share data)

	(Unaudited)			(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2021	2020	Growth Rate	2021	2020	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$72,207	$65,131	11%	$219,442	$185,331	18%
Including AMDS prior to acquisition	--	691		--	2,088
Excluding PerClot post sale	--	(498)		--	(498)
Impact of changes in currency exchange	--	824		--	4,358
Total proforma constant currency revenue, non-GAAP	$72,207	$66,148	9%	$219,442	$191,279	15%

	(Unaudited)		(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Reconciliation of operating income, GAAP to
adjusted operating income, non-GAAP:
Operating income	$14,687	$3,634	$17,456	$527
Gain from sale of non-financial assets	(15,923)	--	(15,923)	--
Amortization expense	4,203	3,397	12,701	9,430
Operating business development, integration, and severance expense	1,309	1,056	6,138	2,532
Corporate rebranding expense	461	--	523	321
Adjusted operating income, non-GAAP	$4,737	$8,087	$20,895	$12,810

	(Unaudited)		(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Reconciliation of net income (loss), GAAP to
adjusted EBITDA, non-GAAP:
Net income (loss), GAAP	$10,582	$(2,870)	$5,266	$(13,224)
Adjustments:
Depreciation and amortization expense	6,009	5,176	18,008	14,818
Interest expense	4,100	4,940	12,995	11,980
Stock-based compensation expense	2,876	2,358	7,471	7,432
Business development, integration, and severance expense	1,309	6,005	6,138	7,481
Loss (gain) on foreign currency revaluation	2,576	(2,073)	3,097	846
Corporate rebranding expense	461	--	523	321
Interest income	(18)	(13)	(60)	(181)
Income tax benefit	(2,638)	(1,311)	(4,006)	(3,858)
Gain from sale of non-financial assets	(15,923)	--	(15,923)	--
Adjusted EBITDA, non-GAAP	$9,334	$12,212	$33,509	$25,615

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Net Income (Loss)  and Diluted Income (Loss) Per Common Share

(In thousands, except per share data)

	(Unaudited)		(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP:
Income (loss) before income taxes	$7,944	$(4,181)	$1,260	$(17,082)
Income tax benefit	(2,638)	(1,311)	(4,006)	(3,858)
Net income (loss)	$10,582	$(2,870)	$5,266	$(13,224)

Diluted income (loss) per common share:	$0.26	$(0.08)	$0.13	$(0.35)

Diluted weighted-average common shares outstanding	44,453	37,912	39,496	37,608

Reconciliation of income (loss) before income taxes,
GAAP to adjusted (loss) income, non-GAAP
Income (loss) before income taxes, GAAP:	$7,944	$(4,181)	$1,260	$(17,082)
Adjustments:
Amortization expense	4,203	3,397	12,701	9,430
Gain from sale of non-financial assets	(15,923)	--	(15,923)	--
Business development, integration, and severance expense	1,309	6,005	6,138	7,481
Non-cash interest expense	453	1,371	2,025	2,261
Corporate rebranding expense	461	--	523	321
Adjusted (loss) income before income taxes,
non-GAAP	(1,553)	6,592	6,724	2,411

Income tax (benefit) expense calculated at a
pro forma tax rate of 25%	(388)	1,648	1,681	603
Adjusted net (loss) income, non-GAAP	$(1,165)	$4,944	$5,043	$1,808

Reconciliation of diluted income (loss) per common share, GAAP to adjusted diluted (loss) income per common share, non-GAAP:
Diluted income (loss) per common share, GAAP:	$0.26	$(0.08)	$0.13	$(0.35)
Adjustments:
Amortization expense	0.11	0.09	0.33	0.25
Gain from sale of non-financial assets	(0.41)	--	(0.40)	--
Business development, integration, and severance expense	0.04	0.16	0.15	0.20
Non-cash interest expense	0.01	0.04	0.05	0.06
Corporate rebranding expense	0.01	--	0.01	0.01
Tax effect of non-GAAP adjustments	0.06	(0.07)	(0.03)	(0.13)
Effect of 25% pro forma tax rate	(0.11)	(0.01)	(0.11)	0.01
Adjusted diluted (loss) income per common share,
non-GAAP	$(0.03)	$0.13	$0.13	$0.05

Reconciliation of diluted weighted-average common shares outstanding
GAAP to diluted weighted-average common shares outstanding, non-GAAP:
Diluted weighted-average common shares outstanding, GAAP:	44,453	37,912	39,496	37,608
Adjustments:
Effect of dilutive stock options and awards	(505)	445	--	543
Effect of convertible senior notes	(4,862)	--	--	--
Diluted weighted-average common shares outstanding, non-GAAP	39,086	38,357	39,496	38,151